UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): March 23, 2007

GLOBAL AXCESS CORP
(Exact name of registrant as specified in charter)

Nevada	000-17874	88-0199674
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

224 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida	32082
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 280-3950

Copies to:
Gregory Sichenzia, Esq.
Stephen M. Fleming, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 23, 2007, Global Axcess Corp (the “Company”) entered into an Office Lease with Suburban Owner LLC (“Suburban”) to lease facilities located at 7800 Belfort Parkway, Suite 165, Jacksonville, FL, 32256. The term of the lease is for a period of 62 months and the rent expense on a monthly basis for the first year is $7,544.63, for the second year is $7,773.40, for the third year is $8,007.04, for the fourth year is $8,245.55 and for the final period through the end of the term is $8,493.79.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description

10.1	Office Lease by and between the Company and Suburban Owner LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL AXCESS CORP

Dated: March 26, 2007	By:	/s/ George McQuain
Name: George McQuain
Title: Chief Executive Officer